Debt	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Debt
Note 16. Debt
Outstanding debt, excluding finance leases and net of remaining unamortized discount and issuance costs of $10 million and $14 million as of December 31, 2022 and 2021, respectively, consisted of the following:

	December 31,
	2022	2021
Term Loan Facility	$353	$356
Senior Secured Notes	219	217
Senior Unsecured Notes	373	372
ABL Facility	80	—
Other	15	1
Total debt	$1,040	$946
Less: short-term debt and current portion of long-term debt	1,040	4
Total long-term debt	$—	$942

The estimated fair value of the Term Loan Facility was $264 million and $359 million as of December 31, 2022 and 2021, respectively. The estimated fair value of the Senior Secured Notes was $162 million and $247 million as of December 31, 2022 and 2021, respectively. The estimated fair value of the Senior Unsecured Notes was $114 million and $362 million as of December 31, 2022 and 2021, respectively. The estimated fair values of the Term Loan Facility, Senior Secured Notes and Senior Unsecured Notes are based upon quoted market prices (Level 1).

The aggregate principal amount outstanding under our ABL Facility was $80 million and nil as of December 31, 2022 and 2021, respectively, at an interest rate of approximately 2.7% on our outstanding balances. It is not practical to determine the fair value of the ABL Facility.

The weighted average interest rate on our outstanding balances under the Term Loan Facility, Senior Secured Notes, and Senior Unsecured Notes as of December 31, 2022 is approximately 7%.

Senior Credit Facilities

Our Senior Credit Facilities provide for first lien senior secured financing of up to $705 million, consisting of:
•the Term Loan Facility in an aggregate principal amount of $375 million, with a maturity of August 2024; and
•the ABL Facility in an aggregate principal amount of up to $330 million, with a maturity of October 15, 2026, or if earlier, 91 days prior to maturity of any indebtedness in an amount in excess of $75 million.

The Term Loan Facility amortizes in aggregate annual amounts equal to 1% of the original principal amount of the Term Loan Facility, and is paid quarterly.
We anticipate the violation of certain debt covenants in our Term Loan Facility and ABL Facility, specifically the issuance of an unqualified audit opinion (including not containing an explanatory paragraph regarding going concern) to the lenders under our Term Loan Facility and ABL Facility, thereby allowing the lenders under our Term Loan Facility and ABL Facility to accelerate the repayment of the outstanding borrowings under our facilities and exercise other rights and remedies that they have under applicable laws. In addition, an event of default under our Term Loan Facility or ABL facility that remains uncured for 30 days will constitute an event of default under our 9.5% Senior Secured Notes due 2025 and our 5.75% Senior Unsecured Notes due 2025. As a result of these anticipated events of default, we have classified the outstanding amounts as a current liability in the consolidated balance sheet as of December 31, 2022. See "Note 1. Description of Business, Going Concern, and Summary of Significant Accounting Policies" for further discussion of our going concern evaluation.
Availability to borrow under the $330 million of commitments under the ABL Facility is subject to a borrowing base calculation comprised of accounts receivable and inventory in U.S., Canada, the U.K., and Germany and accounts receivable in France and Spain, that fluctuate from time to time and may be further impacted by the lenders’ discretionary ability to impose reserves and availability blocks that might incrementally decrease borrowing availability. As a result, the aggregate amount available for extensions of credit under the ABL Facility at any time is the lesser of $330 million and the borrowing base calculated according to the formula described above minus the aggregate amount of extensions of credit outstanding under the ABL Facility at such time. The borrowing base calculation as of December 31, 2022, after taking account of $45 million reserved for letters of credit available to be issued by one of our lenders, is approximately $266 million, of which $162 million is available to be drawn, as a result of approximately $80 million of drawn debt and $24 million of letters of credit issued and outstanding. As of February 17, 2023 our available liquidity under our ABL facility had reduced to $37 million as a result of borrowings made during 2023 and discretionary reserves imposed by the lenders. However, we are unable to utilize the majority of this available liquidity due to a cash dominion minimum availability requirement if availability falls below 10% of the aggregate principal amount of our facility. See "Note 1. Description of Business, Going Concern, and Summary of Significant Accounting Policies" for further discussion of our borrowing base and the related going concern evaluation.
Borrowings under the Term Loan Facility bear interest at a rate equal to, at Venator’s option, either (a) a LIBOR based rate determined by reference to the costs of funds for Eurodollar deposits for the interest period relevant to such borrowing, adjusted for certain additional costs subject to an interest rate floor to be agreed or (b) a base rate determined by reference to the highest of (i) the rate of interest per annum determined from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City, (ii) the federal funds rate plus 0.50% per annum and (iii) the one-month adjusted LIBOR plus 1.00% per annum, in each case plus an applicable margin to be agreed upon. Borrowings under the ABL Facility bear interest at a variable rate equal to an applicable margin based on the applicable quarterly average excess availability under the ABL Facility plus either a LIBOR or a base rate. The applicable margin percentage is calculated and established once every three calendar months and varies from 150 to 200 basis points for LIBOR loans depending on the quarterly average excess availability under the ABL Facility for the immediately preceding three-month period. The Senior Credit Facilities contain covenants that are usual and customary for facilities of this type, including events of default and financial, affirmative and negative covenants. In addition, the ABL Facility contains a springing financial covenant that requires the Company and its restricted subsidiaries to maintain a consolidated fixed charge coverage ratio of at least 1:1 for certain periods of time, if borrowing availability is less than 10% of the facility line cap. The Senior Credit Facilities contain customary change of control provisions, the breach of which entitle the lenders to take various actions, including the acceleration of amounts due under the facility.
All obligations under the Senior Credit Facilities are guaranteed by Venator and substantially all of our subsidiaries (the "Guarantors"), and are secured by substantially all of the assets of Venator and the Guarantors, in each case subject to certain exceptions. Lien priority as between the Term Loan Facility and the ABL Facility with respect to the collateral will be governed by an intercreditor agreement.
Senior Secured Notes
On May 22, 2020, we completed an offering of $225 million in aggregate principal amount of Senior Secured Notes due on July 1, 2025 at 98% of their face value. The Senior Secured Notes are obligations of our wholly owned subsidiaries, Venator Finance S.à r.l. and Venator Materials LLC (the "Issuers") and bear interest of 9.5% per year payable semi-annually in arrears. The Senior Secured Notes are guaranteed on a senior secured basis by Venator and each of Venator's restricted subsidiaries (other than the Issuers and certain other excluded subsidiaries) that is a guarantor under Venator's Term Loan Facility and ABL Facility. The Senior Secured Notes are secured on a first-priority basis by liens on all of the assets that secure the Term Loan Facility on a first-priority basis and are secured on a second-priority basis in all inventory, accounts receivable, deposit accounts, securities accounts, certain related assets and other current assets that secure the ABL Facility on a first-priority basis and the Term Loan Facility on a second-priority basis, in each case, other than certain excluded assets. The Senior Secured Notes contain covenants that are usual and customary for facilities of this type, including events of default and financial, affirmative and negative covenants. Upon the occurrence of certain change of control events, holders of the Venator Senior Secured Notes will have the right to require that the Issuers purchase all or a portion of such holder’s Senior Secured Notes in cash at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase.
Senior Unsecured Notes
Our Senior Unsecured Notes are general unsecured senior obligations of the Issuers and are guaranteed on a general unsecured senior basis by Venator and certain of Venator’s subsidiaries. The indenture related to the Senior Unsecured Notes imposes certain limitations on the ability of Venator and certain of its subsidiaries to, among other things, incur additional indebtedness secured by any principal properties, incur indebtedness of non-guarantor subsidiaries, enter into sale and leaseback transactions with respect to any principal properties, consolidate or merge with or into any other person or lease, sell or transfer all or substantially all of its properties and assets. The Senior Unsecured Notes bear interest of 5.75% per year payable semi-annually and will mature on July 15, 2025. The Senior Unsecured Notes will be redeemable in whole or in part at any time at the redemption prices set forth in the indenture, plus accrued and unpaid interest, if any, up to, but not including, the redemption date. Upon the occurrence of certain change of control events (other than the separation), holders of the Venator Senior Unsecured Notes will have the right to require that the Issuers purchase all or a portion of such holder’s Senior Unsecured Notes in cash at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase.
Letters of Credit
As of December 31, 2022 we had $77 million issued and outstanding letters of credit and bank guarantees to third parties. Of this amount, $10 million were issued by various banks on an unsecured basis with the remaining $67 million issued from our secured ABL facility.
Other Short-Term Notes Payable
In the third quarter of 2022 we entered into an agreement to finance the premiums for some of our corporate insurance programs. The premium finance agreement includes an initial amount of $23 million and interest is payable at 4.4% per annum. Payment of principle and interest is due in monthly installments with the final amount payable in June 2023. Approximately $14 million was outstanding at December 31, 2022 and is included in "current portion of debt" on our consolidated balance sheets.

Related Party Notes Payable of Venator to Subsidiaries of Huntsman International
We have a note payable of $21 million as of December 31, 2022 and 2021, respectively, to Huntsman for an estimated liability pursuant to the tax matters agreement entered into at the time of the separation. Approximately $14 million and nil is current as of December 31, 2022 and 2021, respectively, and has been presented as accounts payable to affiliates on our consolidated balance sheet, while $7 million and $21 million has been presented as Noncurrent payable to affiliates on our consolidated balance sheets as of December 31, 2022 and 2021, respectively.

Maturities

The scheduled maturities of our debt (excluding debt to affiliates) by year as of December 31, 2022 are as follows (1):

Year ended December 31,	Amount
2023	$98
2024	352
2025	600
2026	—
2027	—
Thereafter	—
Total	$1,050
(1) The maturity is presented based on the contracted maturity dates of the debt agreements. However, due to the anticipated violation of certain debt covenants in our Term Loan Facility and ABL Facility, we have classified the outstanding amounts as a current liability in the consolidated balance sheet as of December 31, 2022. See "Note 1. Description of Business, Going Concern, and Summary of Significant Accounting Policies" for further discussion of our going concern evaluation.